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                                                           EXHIBIT (5)(C)(ii)(C)

  Complete and return to:    American General Life Insurance Company ("AGL")
  Annuity Administration  A member company of American International Group, Inc.
      P.O. Box 1401
  Houston, TX 77251-1401                                 [LOGO OF SELECT RESERVE
    (800) 813-5065               SERVICE REQUEST             VARIABLE ANNUITY]

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
[X]   CONTRACT          1.   CONTRACT #: _______________________________________  ANNUITANT: _______________________________________
     IDENTIFICATION          CONTRACT OWNER(S):_____________________________________________________________________________________
 (COMPLETE SECTIONS 1 & 16   (Name and
    FOR ALL REQUESTS.)       Address):         _____________________________________________________________________________________
                             [ ] Check here if
     INDICATE CHANGE OR          change of address. ________________________________________________________________________________
 REQUEST DESIRED BELOW.
                             S.S. NO. OR TAX I.D. NO.:__________/_________ /__________Phone Number:(___)____________________________
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 [_] NAME               2.   [_]Annuitant* [_]Beneficiary [_]Owner(s)*   (*DOES NOT CHANGE ANNUITANT, BENEFICIARY, OR OWNERSHIP
     CHANGE                                                               DESIGNATION.)
                             FROM (FIRST, MIDDLE, LAST)                         TO (FIRST, MIDDLE, LAST)
                             __________________________________________________ ____________________________________________________

                             Reason:   [_]Marriage  [_]Divorce [_]Correction    [_]Other (Attach certified copy of court order.)
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 [_] DUPLICATE          3.   I/we hereby certify that the contract for the listed number has been:
     CONTRACT                                                               [_]LOST  [_]DESTROYED  [_]OTHER ________________________
                             Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                             Contract be issued. If the original contract is located, I/we will return the Certificate of Lost
                             Contract to AGL to be voided.
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 [_] BENEFICIARY        4.   PRIMARY                                            CONTINGENT
     CHANGE                  __________________________________________________ ____________________________________________________

   THIS SECTION IS           This change of beneficiary has been approved by AGL at its Home Office, and presentation of the
   FOR HOME OFFICE           Contract for endorsement has been waived.
      USE ONLY.
                             DATE OF APPROVAL: ______________________  By: _________________________________________________________
                                                                                 American General Life Insurance Company
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 [_] AUTOMATIC          5.   _________ By initialing here, I authorize American General Life to collect $_________ (min. $100),
     ADDITIONAL              starting on:
                                          MONTH/DAY
     PREMIUM                 by initiating electronic debit entries against my bank account with the following frequency:
     PAYMENT OPTION          [_] Monthly [_] Quarterly [_] Semianually [_]Annually  (Attach voided check to Service Request.)



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 [_] DOLLAR COST        6.   Dollar cost average [_]$ __________ OR  [_] ________% (whole % only) Begin Date:______/______/________
     AVERAGING
                             Taken from the [_] Money Market     OR           [_] 1-Year Guarantee Period
                             FREQUENCY:     [_] Monthly      [_] Quarterly    [_] Semiannually  [_] Annually
                             DURATION:      [_] 12  months   [_] 24 months    [_] 36 months

                             to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)

                             EVERGREEN VARIABLE ANNUITY TRUST COMPANY               VALIC COMPANY I
                              Evergreen VA High Income Fund (25)         _________   Blue Chip Growth (26)                __________
                              Evergreen VA Strategic Income Fund (23)    _________   Health Sciences (28)                 __________
                             LEVCO SERIES TRUST                                      Income and Growth (27)               __________
                              LEVCO Equity Value (2)                    _________    International Equities (14)          __________
                             ROYCE CAPITAL FUND                                      Mid Cap Index (15)                   __________
                              Royce Small Cap (9)                       _________    Stock Index (16)                     __________
                                                                                    OTHER_________________________
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 [_] AUTOMATIC          7.   [_] ADD        [_] CHANGE automatic rebalancing of variable investments to the percentage
     REBALANCING                                allocations indicated below:
    ($25,000 minimum)        [_] Quarterly  [_] Semiannually    [_] Annually (based on contract anniversary)

                             EVERGREEN VARIABLE ANNUITY TRUST COMPANY               VALIC COMPANY I
 USE WHOLE PERCENTAGES.       Evergreen VA High Income Fund (25)        _________%   Blue Chip Growth (26)                _________%
 TOTAL MUST EQUAL 100%        Evergreen VA Strategic Income Fund (23)   _________%   Health Sciences (28)                 _________%
                             LEVCO SERIES TRUST                                      Income and Growth (27)               _________%
                              LEVCO Equity Value (2)                    _________%   International Equities (14)          _________%
                             ROYCE CAPITAL FUND                                      Mid Cap Index (15)                   _________%
                              Royce Small Cap (9)                       _________%   Money Market I (13)                  _________%
                                                                                     Stock Index (16)                     _________%
                                                                                    OTHER_________________________        _________%
                             [_] STOP automatic rebalancing.
                             NOTE: Automatic rebalancing is only available for variable divisions. Automatic Rebalancing will not change allocation of future purchase payments.
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
[_] CHANGE          8.    EVERGREEN VARIABLE ANNUITY TRUST COMPANY                 VALIC COMPANY I                  _________%
    ALLOCATION             Evergreen VA High Income Fund (25)          ________%    Blue Chip Growth (26)           _________%
    OF FUTURE              Evergreen VA Strategic Income Fund (23)     ________%    Health Sciences (28)            _________%
    PURCHASE                                                                        Income and Growth (27)          _________%
    PAYMENTS              LEVCO SERIES TRUST                                        International Equities (14)     _________%
                           LEVCO Equity Value (2)                      ________%    Mid Cap Index (15)              _________%
 USE WHOLE PERCENTAGES.   ROYCE CAPITAL FUND                                        Money Market I (13)             _________%
 TOTAL MUST EQUAL 100%.    Royce Small Cap (9)                         ________%    Stock Index (16)                _________%
                                                                                    OTHER ________________________  _________%
                                                                                    FIXED ACCOUNT
                                                                                    1-Year Guarantee Period         _________%

                          NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing allocations.
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[_] TRANSFER OF     9.    Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)
    ACCUMULATED           % or $ _________ from Div. _______ to Div. ________    % or $ _________  from Div. _______ to Div. _______
    VALUES                % or $ _________ from Div. _______ to Div. ________    % or $ _________  from Div. _______ to Div. _______
                          % or $ _________ from Div. _______ to Div. ________    % or $ _________  from Div. _______ to Div. _______

                          NOTE: If a transfer is elected and Automatic Rebalancing is active on your account, you may want to consider changing the Automatic Rebalancing allocations (Section 7). Otherwise, the Automatic Rebalancing
                          will transfer funds in accordance with instructions on file.
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[_] TELEPHONE       10.   I (or if joint owners, either of us acting independently) hereby authorize American General Life Insurance
    TRANSFER              Company ("AGL") to act on telephone instructions to transfer values among the Variable Divisions and Fixed
    AUTHORIZATION         Accounts and to change allocations for future purchase payments given by:
                          (INITIAL APPROPRIATE BOX(ES) BELOW.)

                          [_] Contract Owner(s)

                          [_] Contract Owner(s) and/or Agent/Registered Representative who is both appointed to represent AGL and with the firm authorized to service my contract.

                          AGL and any person designated by this authorization will not be responsible for any claim, loss, or expense based upon telephone transfer instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection, or other claim arises due to a telephone transfer transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my SELECT RESERVE contract and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its main office.

                          [_] CHECK HERE TO DECLINE TELEPHONE TRANSFER PRIVILEGE.
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[_] SYSTEMATIC      11.   Specified Dollar Amount $_____________    FREQUENCY: [_]Monthly [_]Quarterly [_]Semiannually [_] Annually
    WITHDRAWAL            To begin on ____/____/________   (Date must be between the 5/th/ and 24/th/ of the month and at least 30 days after issue date.)
(ALSO COMPLETE SEC. 15.)  Unless specified below, withdrawals will be taken from the divisions as they are currently allocated in
($100 MINIMUM WITHDRAWAL) your contract.
   PERCENTAGES (WHOLE %   $ or %________ Div. No. ________     $ or %________ Div. No. ________     $ or %________ Div. No. ________
ONLY) MUST EQUAL 100%; OR $ or %________ Div. No. ________     $ or %________ Div. No. ________     $ or %________ Div. No. ________
 DOLLARS MUST EQUAL TOTAL $ or %________ Div. No. ________     $ or %________ Div. No. ________     $ or %________ Div. No. ________
       AMOUNT.
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[_] REQUEST FOR     12.   Amount requested is to be( ) NET OR ( ) GROSS of applicable charges.      Total Amount = $________________
    PARTIAL               $ or %________ Div. No. ________     $ or %________ Div. No. ________     $ or %________ Div. No. ________
    WITHDRAWAL            $ or %________ Div. No. ________     $ or %________ Div. No. ________     $ or %________ Div. No. ________
(ALSO COMPLETE SEC. 15.)
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[_] REQUEST FOR     13.   [_] Contract attached
    FULL SURRENDER        [_] I hereby declare that the contract specified above has been lost, destroyed, or misplaced and request
(ALSO COMPLETE SEC. 15.)      that the value of the contract be paid. I agree to indemnify and hold harmless AGL against any claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal representatives, or any other person claiming rights derived through me against AGL on the basis of the contract.
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[_] ALTERNATE       14.   Check(s) will be made payable to the Contract Owner(s) and mailed to the Owner's address of record unless
    PAYEE                 specified otherwise below:
                          ____________________________________________________ _________________________________________
                          NAME OF INDIVIDUAL OR FINANCIAL INSTITUTION              ACCOUNT NUMBER (IF APPLICABLE)

                          __________________________________________________________________________________________________________
                          ADDRESS                                 CITY                          STATE                 ZIP
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[_] NOTICE OF       15.   The taxable portion of the distribution you receive from your annuity contract is subject to federal
    WITHHOLDING           income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax are not sufficient.

                          Check one:       [_] I do NOT want income tax withheld from this distribution.
                                           [_] I do want 10% or ________% income tax withheld from this distribution.
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[X] AFFIRMATION/    16.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE             TAXPAYER IDENTIFICATION NUMBER AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION
                          3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                          ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                          ____________________________________   ___________________________________________________________________
                                           DATE                                    SIGNATURE(S) OF OWNER(S)
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